                                                                    EXHIBIT 24.1

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor and Ross E. Jeffries, Jr., and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any necessary or appropriate amendments or supplements thereto relating to the registration of the estimated maximum number of shares of the Corporation's common stock (together with attached stock purchase rights) expected to be issued in connection with the merger between the Corporation and Wachovia Corporation, and to sign any and all amendments or supplements to such Registration Statements.

              Signature                                  Capacity
              ---------                                  --------

     /s/ G. Kennedy Thompson                Chairman, President, Chief
______________________________________       Executive Officer And Director
         G. Kennedy Thompson

       /s/ Robert P. Kelly                  Executive Vice President and
______________________________________       Chief Financial Officer
           Robert P. Kelly

        /s/ James H. Hatch                  Senior Vice President and
______________________________________       Corporate Controller (Principal
            James H. Hatch                   Accounting Officer)

        /s/ Edward E. Barr                  Director
______________________________________
            Edward E. Barr

      /s/ G. Alex Bernhardt                 Director
______________________________________
          G. Alex Bernhardt

      /s/ Erskine B. Bowles                 Director
______________________________________
          Erskine B. Bowles

       /s/ W. Waldo Bradley                 Director
______________________________________
           W. Waldo Bradley

       /s/ Robert J. Brown                  Director
______________________________________
           Robert J. Brown

        /s/ A. Dano Davis                   Director
______________________________________
            A. Dano Davis

              Signature                                      Capacity
              ---------                                      --------

    /s/ Norwood H. Davis, Jr.                       Director
______________________________________
        Norwood H. Davis, Jr.

       /s/ Roddey Dowd, Sr.                         Director
______________________________________
           Roddey Dowd, Sr.

   /s/ William H. Goodwin, Jr.                      Director
______________________________________
       William H. Goodwin, Jr.

        /s/ Frank M. Henry                          Director
______________________________________
            Frank M. Henry

       /s/ Ernest E. Jones                          Director
______________________________________
           Ernest E. Jones

        /s/ Herbert Lotman                          Director
______________________________________
            Herbert Lotman

      /s/ Radford D. Lovett                         Director
______________________________________
          Radford D. Lovett

      /s/ Mackey J. McDonald                        Director
______________________________________
          Mackey J. McDonald

      /s/ Patricia A. McFate                        Director
______________________________________
          Patricia A. McFate

       /s/ Joseph Neubauer                          Director
______________________________________
           Joseph Neubauer

      /s/ James M. Seabrook                         Director
______________________________________
          James M. Seabrook

         /s/ Ruth G. Shaw                           Director
______________________________________
             Ruth G. Shaw

        /s/ Lanty L. Smith                          Director
______________________________________
            Lanty L. Smith

Dated: April 15, 2001
Charlotte, North Carolina